Securities and Exchange Commission
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 28, 2003
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                               EVANS BANCORP, INC.
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               (Exact name of Registrant as Specified in Charter)


             New York              0-18539                    16-1332767
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(State or Other Jurisdiction     (Commission               (I.R.S. Employer
     of Incorporation)           File Number)            Identification Number)

14-16 North Main Street, Angola, New York                        14006
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (716) 549-1000
                                                   --------------


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Item 7. Financial Statements and Exhibits

      (c) Exhibits.

      Exhibit 99.1 Press release issued July 28, 2003 by Evans Bancorp, Inc.

Item 9. Results of Operations and Financial Condition

      On July 28, 2003, Evans Bancorp, Inc. issued a press release setting forth its results of operations and financial condition for the second quarter 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   EVANS BANCORP, INC.

                                                   By:
                                                       -------------------------
                                                         James Tilley, President

Date: July 29, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description of the Exhibit
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                  99.1 Press release issued July 28, 2003 by Evans Bancorp, Inc.